Disposal of business	12 Months Ended
Dec. 31, 2025
Disclosure of non-current assets held for sale and discontinued operations [Abstract]
Disposal of business

19	Disposal of business
The Group entered into an option agreement on April 7, 2021 with Mahi, an entity nominated by Games Global, in which it granted the B2B Option to Mahi to purchase the B2B division of DGC. The option consideration was initially set at $2.5 million, adjusted for revenues earned and operating expenses incurred by DGC B2B division, and the option was set to expire on April 7, 2023. Subsequent to the initial agreement, an amendment was signed in 2023 which increased the option consideration to $10 million, adjusted for revenues earned and operating expenses incurred by DGC B2B division, as well as extending the option period so as to end on June 30, 2024.
Mahi’s rights to exercise the B2B Option were conditional to the completion of the following events:
•Completion of the acquisition of the entire issued capital of DGC by the Group;
•Mahi (or one of its nominees) having received all gaming approvals necessary for Mahi to acquire and operate the B2B Division in accordance with the applicable gaming laws.
The first condition was met when the Group completed the acquisition of DGC in January 2023. Mahi’s regulatory approvals were obtained and the B2B Option was exercised in February 2024. Final consideration was agreed to be determined to be $12.9 million. Cash of $10.0 million was received with the balance of the consideration outstanding at December 31, 2024 and the final balance of $2.9 million being received during the year ended December 31, 2025.
The below table summarizes the information at the date of sale:

2024 $' millions
Fair value of derivative liability associated with assets held for sale	(61)
Net assets associated with disposal group	30
Consideration	(13)
Gain on disposal	(44)